UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 Broad Street, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On May 12, 2016, Revolution Lighting Technologies, Inc. (the “Company”) issued to Aston Capital LLC (“Aston”), one of its principal stockholders, 250,000 shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), in consideration of the services provided by Aston to the Company under the Management Services Agreement, dated as of April 16, 2013, by and between the Company and Aston. The shares of Common Stock were awarded to Aston, as a consultant to the Company, under the Company’s 2013 Stock Incentive Plan, as amended (the “2013 Plan”), but are not registered on a Form S-8 and are restricted shares that vest in three equal installments on each of May 12, 2017, May 12, 2018 and May 12, 2019. The shares of Common Stock issued to Aston were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Executive Officers, namely Robert V. LaPenta, Chairman, CEO and President and James A. DePalma, CFO, receive no compensation for their services and none of the Aston Partners on the Board of Directors receive any Board fees.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of the Company held on May 12, 2016 (the “Annual Meeting”), the Company’s stockholders voted to approve Amendment No. 3 (the “Amendment”) to the 2013 Plan to increase the number of shares of Common Stock available for issuance under the 2013 Plan from 600,000 to 1,100,000 shares and to increase the maximum number of shares that may be awarded to any one individual based on the achievement of performance goals from 30,000 to 75,000 shares per calendar year.

The terms and provisions of the Amendment and the 2013 Plan are described in greater detail in Proposal No. 3 in the Company’s Definitive Information Statement for the Annual Meeting, which was filed on Schedule 14C with the Securities and Exchange Commission (the “SEC”) on April 20, 2016, and such description is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on May 12, 2016. At the Annual Meeting, each of Robert V. LaPenta, William D. Ingram, Stephen G. Virtue, Dennis McCarthy, James A. DePalma, Robert V. LaPenta, Jr., and Robert A. Basil, Jr. was elected to the Board of Directors for a one-year term expiring at the Company’s annual meeting of stockholders in 2017.

The matters voted upon at the Annual Meeting and the final voting results with respect to such matters are as follows:

Election of Directors

Name	For	Withhold	Broker Non-Votes
Robert V. LaPenta	8,477,987	0	0
William D. Ingram	8,477,987	0	0
Stephen G. Virtue	8,477,987	0	0
Dennis McCarthy	8,477,987	0	0
James A. DePalma	8,477,987	0	0
Robert V. LaPenta, Jr.	8,477,987	0	0
Robert A. Basil, Jr.	8,477,987	0	0

Proposals

Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of RSM US LLP as the Company’s independent registered public accounting firm for fiscal 2016	8,477,987	0	0	0
Approval of Amendment No. 3 to the 2013 Plan to increase the number of shares of Common Stock by 500,000 shares and increase the maximum number of shares that may be awarded to any one individual based on the achievement of performance goals to 75,000 shares per calendar year	8,477,987	0	0	0
Approval of an Amendment to the Company’s Certificate of Incorporation decreasing the authorized shares of Common Stock from 200,000,000 to 35,000,000 shares	8,477,987	0	0	0

Item 8.01. Other Events

As previously announced, the Company effected a one-for-ten reverse split of its Common Stock, effective as of March 10, 2016 (the “Reverse Stock Split”). The Company has six registration statements on Form S-8 on file with the SEC that register shares of Common Stock offered pursuant to awards under stock incentive plans. SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements on Form S-8 listed below, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by each of the following effective registration statements of the Company are proportionately reduced to give effect to the Reverse Stock Split:

1.	Registration Statement No. 333-123984 on Form S-8

2.	Registration Statement No. 333-150778 on Form S-8

3.	Registration Statement No. 333-172289 on Form S-8

4.	Registration Statement No. 333-188719 on Form S-8

5.	Registration Statement No. 333-197843 on Form S-8

6.	Registration Statement No. 333-204172 on Form S-8

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2016

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
James A. DePalma
Chief Financial Officer

4